FORT PITT CAPITAL TOTAL RETURN FUND
(TICKER SYMBOL: FPCGX)

SUMMARY PROSPECTUS
February 28, 2011

Before you invest, you may want to review the Prospectus, which contains more information about the Fund and its risks.  The current statutory Prospectus and Statement of Additional Information dated February 28, 2011, are incorporated by reference into this Summary Prospectus.  You can find the Fund’s Prospectus and other information about the Fund online at http://www.fortpittcapital.com/mutualfund/applications.php.  You can also get this information at no cost by calling 1-866-688-8775 or by sending an e-mail request to FPCG@fortpittcapital.com.

Investment Objective: The Fort Pitt Capital Total Return Fund (the “Fund”) seeks to realize the combination of long-term capital appreciation and income that will produce maximum total return.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum Sales Charges (Load) Imposed on Purchases as a percentage of offering price	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None
Redemption Fee (as a percentage of amount redeemed on shares held for 180 days or less)	2.00%
Exchange Fee	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	1.20%
Acquired Fund Fees and Expenses (1)	0.02%
Total Annual Fund Operating Expenses	2.22%
Less: Fee Waiver and/or Expense Reimbursement (2)	-0.96%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (1)(2)	1.26%

(1)
Acquired Fund Fees and Expenses (“AFFE”) are indirect fees and expenses that mutual funds incur from investing in the shares of other mutual funds and exchange-traded funds (“Acquired Fund(s)”).  The Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the Fund in the table above differ from the Ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of the prospectus because the audited information in the “Financial Highlights” reflects the operating expenses and does not include indirect expenses such as AFFE.

(2)
Fort Pitt Capital Group, Inc. (the “Advisor”) has entered into an Expense Waiver and Assumption Agreement (the “Agreement”) with Fort Pitt Capital Funds (the “Trust”), on behalf of the Fund.  Under the Agreement, the Advisor has contractually agreed to waive its all or a portion of its management fees and reimburse the Fund for expenses to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding interest, taxes, brokerage commissions, AFFE and extraordinary expenses) do not exceed 1.24% of the Fund’s average daily net assets.  Under certain conditions, the Advisor may recapture any fees or expenses it has waived or reimbursed within a three-year period starting from the inception of the Fund and rolling forward on a monthly basis.  The Agreement’s term expires on May 17, 2012. For the Fund's most recent fiscal year, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding AFFE) were 1.24%.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$128	$602	$1,102	$2,479

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 7% of the average value of its portfolio.

Principal Investment Strategies of the Fund:  The Fund has a long-term investment outlook and generally undertakes a “buy and hold” strategy in order to reduce turnover and maximize after-tax returns.

The Fund will invest primarily in common stocks of large and mid-sized U.S. companies that the Fund’s Advisor considers to be profitable and which have returns on equity near or higher than their peers, and the Advisor believes are undervalued as measured by price-to-earnings (“P/E”) ratio.

A portion of the Fund’s assets may also be invested in fixed income investments (primarily U.S. government obligations) when the Advisor determines that prospective returns from fixed income securities are competitive with those of common stocks.  The Fund also may invest up to 10% of its net assets in the securities of foreign issuers, and may invest without limit in American Depositary Receipts (“ADRs”), which are equity securities traded on U.S. exchanges, that are generally issued by banks or trust companies to evidence ownership of foreign equity securities.

With respect to the selection of stocks which the Fund invests in, the Advisor identifies stocks for investment using its own research and analysis techniques, and supplements its internal research with the research and analysis of major U.S. investment and brokerage firms.

The Advisor may sell a stock when it believes the underlying company’s intrinsic value has been fully realized, when growth prospects falter due to changing market or economic conditions, or when earnings fail to meet the Advisor’s expectations.

Principal Risks of Investing in the Fund:  The risks associated with an investment in the Fund can increase during times of significant market volatility.  There is the risk that you could lose all or a portion of your money on your investment in the Fund.  The principal risks that could adversely affect the Fund’s net asset value (“NAV”), yield and total return include:

Stock Market Risks. The risk that common stocks the Fund primarily holds in its portfolio may decline in value due to fluctuating market, economic and business risks which affect individual companies, industries or securities markets.

Interest Rate Risks.  The risks associated with a trend of increasing interest rates which results in drop in value of fixed income and other debt securities.

Foreign Securities Risk.  Foreign securities are subject to special risks.  Foreign securities can be more volatile than domestic (U.S.) securities.  Securities markets of other countries are generally smaller than U.S. securities markets.  Many foreign securities may be less liquid and more volatile than U.S. securities, which could affect the Fund’s investments.

American Depositary Receipts (“ADRs”) Risks:  American Depositary Receipts are equity securities traded on U.S. exchanges that are generally issued by banks or trust companies to evidence ownership of foreign equity securities.  Investing in ADRs may involve risks in addition to the risks in domestic investments, including less regulatory oversight and less publicly-available information, less stable governments and economies, and non-uniform accounting, auditing and financial reporting standards.

Small Capitalization Company Risks.  The risks associated with investing in small capitalization companies, which have securities that may trade less frequently and in smaller volumes than securities of larger companies.

Recent Events.  The risks associated with recent dramatic market volatility in U.S. and international markets.

Performance: The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of a broad measure of market performance.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at www.fortpittcapital.com or by calling the Fund toll-free at 1-866-688-8775.

Annual Total Returns as of 12/31

During the period shown on the bar chart, the Fund’s highest and lowest quarterly returns are shown below:

Highest Quarter:		Lowest Quarter:
Q2 ended June 30, 2003	22.37%	Q4 ended December 31, 2008	-21.34%

Average Annual Total Returns
For the Periods Ended December 31, 2010
	1 Year	5 Years	Since Inception (December 31, 2001)
Fort Pitt Capital Total Return Fund
Return Before Taxes	15.40%	0.49%	5.85%
Return After Taxes on Distributions	15.23%	0.17%	5.52%
Return After Taxes on Distribution and Sale of Fund Shares	10.24%	0.42%	5.11%
Wilshire 5000 Total Market Index (reflects no deduction for fees, expenses or taxes)	17.87%	3.21%	4.30%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	15.06%	2.29%	3.01%

After–tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown.  Furthermore, the after-tax returns are not relevant to those who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”).  The Fund’s return after taxes on distributions and sale of Fund shares may be higher than its return before taxes, and after taxes on distributions, because it may include a tax benefit resulting from the capital losses that would have resulted.

Management

Investment Advisor: Fort Pitt Capital Group, Inc. is the Fund’s investment advisor .

Portfolio Managers: Charles A. Smith has served as the Fund’s Lead Portfolio Manager since its inception in December 2001.  Mr. Smith is Executive Vice President, Chief Investment Officer, and a founder of the Advisor and currently serves as Vice President and Treasurer for Fort Pitt Capital Funds.  Douglas W. Kreps has served as the Fund’s Portfolio Manager since its inception in December 2001.  Mr. Kreps is a Director of the Advisor and also serves as Chairman of the Advisor’s Investment Policy Committee.

Purchase and Sale of Fund Shares:

You may purchase, exchange (into the First American Prime Obligations Fund) or redeem Fund shares by written request via mail (Fort Pitt Capital Total Return Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by telephone at 1-866-688-8775, or through a financial intermediary.  You may also purchase or redeem Fund shares by wire transfer or purchase additional Fund shares through the Internet at www.FortPittCapital.com.  Redemptions by telephone are only permitted upon previously receiving appropriate authorization.  Transactions will only occur on days the New York Stock Exchange is open.  To redeem Fund shares, investors must submit their request to the Fund by 4:00 p.m. Eastern time to receive the NAV calculated on that day. Investors who wish to purchase, exchange or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.  The minimum initial and subsequent investment amounts are shown below.

Minimum Investments	To Open Your Account	To Add to Your Account
Regular Accounts	$2,500	$100
Qualified Retirement Accounts	$2,500	Any amount
Coverdell Education Savings Accounts	$2,000	Any amount
Automatic Investment Plan Participation	$1,000	$100

Tax Information: The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or the Advisor may pay the intermediary for the sale of Fund shares and related services.  If made, these payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.